UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2009

The Knot, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-28271	13-3895178
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

462 Broadway, 6th Floor, New York, New York	10013
(Address of principal executive offices)	(Zip Code)

(Registrant's telephone number, including area code): (212) 219-8555
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(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 20, 2009, the stockholders of The Knot, Inc. (the “Company”) approved the 2009 Stock Incentive Plan (the “2009 Plan”), and the 2009 Employee Stock Purchase Plan (the “2009 ESPP”), each of which was previously approved by the Board of Directors of the Company on March 10, 2009.  The 2009 Plan replaced the Company’s 1999 Stock Incentive Plan (the ‘‘1999 Plan’’), which expires by its terms on November 2, 2009.  The 2009 ESPP replaced the Company’s 1999 Employee Stock Purchase Plan, which expires by its terms on the last business day of January, 2010.  The Company’s executive officers are eligible to participate in these plans, although no awards have yet been made to any executive officers under these plans since they were approved by stockholders.

The 2009 Plan provides for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock, restricted stock units and other stock- and cash-based awards (collectively, “Awards”).  Employees, officers, directors, consultants and advisors of the Company are eligible to be granted Awards under the 2009 Plan. Awards may be made under the 2009 Plan for a number of shares of Common Stock that is equal to the sum of: (A) 1,000,000 shares of Common Stock; plus (B) such additional number of shares of Common Stock (up to 4,829,344 shares) as is equal to the sum of (x) the number of shares of Common Stock reserved for issuance under the Company’s 1999 Plan that remain available for grant as of the date of stockholder approval of the 2009 Plan, and (y) the number of shares of Common Stock subject to awards granted under the 1999 Plan which awards expire, terminate or are otherwise surrendered, canceled, forfeited or repurchased by the Company at their original issuance price pursuant to a contractual repurchase right.

The 2009 ESPP provides eligible employees of the Company and certain of its subsidiaries with opportunities to purchase shares of the Company’s Common Stock through accumulated voluntary payroll deductions.  The number of shares of Common Stock that may be issued in the aggregate for this purpose is 300,000.  All employees, including directors who are employees, and all employees of a subsidiary of the Company designated by the Board or the committee, are eligible to participate in the 2009 ESPP, subject to certain conditions set forth in the 2009 ESPP.

For more complete descriptions of the 2009 SIP and the 2009 ESPP, see Proposal 2 and Proposal 3, respectively, contained in the Company’s definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 7, 2009, which descriptions are included as Exhibit 10.1 to this report and are incorporated herein by reference.

The description of the 2009 Plan is qualified in its entirety by reference to the 2009 Plan, which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

The description of the 2009 ESPP is qualified in its entirety by reference to the 2009 ESPP, which is filed as Exhibit 10.3 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

See Exhibit Index attached hereto which is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE KNOT, INC. (Registrant)

Date: May 22, 2009	By:	/s/ Jeremy Lechtzin
Name: Jeremy Lechtzin
Title: Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

10.1
Description of The Knot, Inc. 2009 Stock Incentive Plan and The Knot, Inc. 2009 Employee Stock Purchase Plan (incorporated by reference to Proposals 2 and 3 contained in the Company’s definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 7, 2009).

10.2
The Knot, Inc. 2009 Stock Incentive Plan (incorporated by reference to Exhibit 99.1 of the Company’s Registration Statement on Form S-8, filed with the Securities and Exchange Commission on May 22, 2009)

10.3
The Knot, Inc. 2009 Employee Stock Purchase Plan (incorporated by reference to Exhibit 99.2 of the Company’s Registration Statement on Form S-8, filed with the Securities and Exchange Commission on May 22, 2009)